May 20, 2024

BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.

Supplement to Statement of Additional Information

BNY Mellon New York Tax Exempt Bond Fund, Inc. (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on May 17, 2024, the Fund's assets were transferred to BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund. Investors may obtain a copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

GRP3-SAISTK-0524